UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : April 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On April 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  May 7, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders April 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  April 25, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 April 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        85,250,000.00     85,250,000.00     981,335.74     130,432.50    1,111,768.24    0.00       0.00       84,268,664.26
AF_2        15,500,000.00     15,500,000.00           0.00      27,822.50       27,822.50    0.00       0.00       15,500,000.00
AF_3        47,400,000.00     47,400,000.00           0.00     106,966.00      106,966.00    0.00       0.00       47,400,000.00
AF_4        63,000,000.00     63,000,000.00           0.00     196,875.00      196,875.00    0.00       0.00       63,000,000.00
AF_5         6,110,000.00      6,110,000.00           0.00      21,593.76       21,593.76    0.00       0.00        6,110,000.00
AF_6        24,200,000.00     24,200,000.00           0.00      73,689.00       73,689.00    0.00       0.00       24,200,000.00
AV_1       129,053,000.00    129,053,000.00   1,750,932.34     165,165.43    1,916,097.77    0.00       0.00      127,302,067.66
AV_2       128,987,000.00    128,987,000.00   1,122,878.48     166,120.03    1,288,998.51    0.00       0.00      127,864,121.52
M_1         42,000,000.00     42,000,000.00           0.00      66,271.04       66,271.04    0.00       0.00       42,000,000.00
M_2         31,500,000.00     31,500,000.00           0.00      77,108.28       77,108.28    0.00       0.00       31,500,000.00
M_3         19,500,000.00     19,500,000.00           0.00      62,185.36       62,185.36    0.00       0.00       19,500,000.00
B            7,500,000.00      7,500,000.00           0.00      29,052.86       29,052.86    0.00       0.00        7,500,000.00
R_1                  0.00              0.00           0.00           0.00            0.00    0.00       0.00                0.00
TOTALS     600,000,000.00    600,000,000.00   3,855,146.56   1,123,281.76    4,978,428.32    0.00       0.00      596,144,853.44

AIO_I       82,656,000.00     82,656,000.00           0.00     344,400.00      344,400.00    0.00       0.00       82,656,000.00
AIO_II      53,190,000.00     53,190,000.00           0.00     177,300.00      177,300.00    0.00       0.00       53,190,000.00
AIO_III     53,190,000.00     53,190,000.00           0.00     177,300.00      177,300.00    0.00       0.00       53,190,000.00
X_IO             1,927.13          1,927.13           0.00   2,242,623.02    2,242,623.02    0.00       0.00            1,927.13
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     153214GH7     1,000.00000000  11.51126968      1.53000000       13.04126968      988.48873032      AF_1       1.836000 %
AF_2     153214GJ3     1,000.00000000   0.00000000      1.79500000        1.79500000    1,000.00000000      AF_2       2.154000 %
AF_3     152314GK0     1,000.00000000   0.00000000      2.25666667        2.25666667    1,000.00000000      AF_3       2.708000 %
AF_4     152314GL8     1,000.00000000   0.00000000      3.12500000        3.12500000    1,000.00000000      AF_4       3.750000 %
AF_5     152314GM6     1,000.00000000   0.00000000      3.53416694        3.53416694    1,000.00000000      AF_5       4.241000 %
AF_6     152314GN4     1,000.00000000   0.00000000      3.04500000        3.04500000    1,000.00000000      AF_6       3.654000 %
AV_1     152314GP9     1,000.00000000  13.56754465      1.27982635       14.84737100      986.43245535      AV_1       1.588750 %
AV_2     152314GQ7     1,000.00000000   8.70536163      1.28788196        9.99324358      991.29463837      AV_2       1.598750 %
M_1      152314GR5     1,000.00000000   0.00000000      1.57788190        1.57788190    1,000.00000000      M_1        1.958750 %
M_2      152314GS3     1,000.00000000   0.00000000      2.44788190        2.44788190    1,000.00000000      M_2        3.038750 %
M_3      152314GT1     1,000.00000000   0.00000000      3.18899282        3.18899282    1,000.00000000      M_3        3.958750 %
B        152314GU8     1,000.00000000   0.00000000      3.87371467        3.87371467    1,000.00000000      B          4.808750 %
TOTALS                 1,000.00000000   6.42524427      1.87213627        8.29738053      993.57475573

AIO_I    N/A           1,000.00000000   0.00000000      4.16666667        4.16666667    1,000.00000000      AIO_I      5.000000 %
AIO_II   N/A           1,000.00000000   0.00000000      3.33333333        3.33333333    1,000.00000000      AIO_II     4.000000 %
AIO_III  N/A           1,000.00000000   0.00000000      3.33333333        3.33333333    1,000.00000000      AIO_III    4.000000 %
X_IO     N/A           1,000.00000000   0.00000000      ##########        ##########    1,000.00000000      X_IO       0.000000 %
------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

                                       Centex Home Equity Loan Trust 2003-A
                                          STATEMENT TO CERTIFICATEHOLDERS
                                                  April 25, 2003
                                           --------------------------

Sec. 7.09(ii)          Distributions Allocable to Principal
                       Group I
                       Scheduled Monthly Payments                                                               301,311.82
                       Curtailments                                                                              94,340.44
                       Prepayments in Full                                                                      586,025.83
                       Loans Repurchased by Seller                                                                    0.00
                       Substitution Amounts                                                                           0.00
                       Net Liquidation Proceeds                                                                       0.00

                       Group II
                       Scheduled Monthly Payments                                                               117,414.46
                       Curtailments                                                                              10,723.81
                       Prepayments in Full                                                                    1,623,759.63
                       Loans Repurchased by Seller                                                                    0.00
                       Substitution Amounts                                                                           0.00
                       Net Liquidation Proceeds                                                                       0.00

                       Group III
                       Scheduled Monthly Payments                                                               117,204.17
                       Curtailments                                                                              29,157.88
                       Prepayments in Full                                                                      977,135.65
                       Loans Repurchased by Seller                                                                    0.00
                       Substitution Amounts                                                                           0.00
                       Net Liquidation Proceeds                                                                       0.00

                       Subordination Increase Amount                                                                  0.00
                       Excess Overcollateralization Amount                                                        1,927.13

Sec. 7.09(iv)          Class Interest Carryover Shortfall
                       Class AF-1                                                                                     0.00
                       Class AF-2                                                                                     0.00
                       Class AF-3                                                                                     0.00
                       Class AF-4                                                                                     0.00
                       Class AF-5                                                                                     0.00
                       Class AF-6                                                                                     0.00
                       Class AV-1                                                                                     0.00
                       Class AV-2                                                                                     0.00
                       Class M-1                                                                                      0.00
                       Class M-2                                                                                      0.00
                       Class M-3                                                                                      0.00
                       Class B                                                                                        0.00

Sec. 7.09(v)           Class Principal Carryover Shortfall
                       Subordinate Certificates
                       Class M-1                                                                                      0.00
                       Class M-2                                                                                      0.00
                       Class M-3                                                                                      0.00
                       Class B                                                                                        0.00

Sec. 7.09(vi)          Aggregate Loan Balance of Each Group
                       Group I Beginning Aggregate Loan Balance                                             241,460,342.35
                       Group I Ending Aggregate Loan Balance                                                240,478,664.26

                       Group II Beginning Aggregate Loan Balance                                            179,316,535.21
                       Group II Ending Aggregate Loan Balance                                               177,564,637.31

                       Group III Beginning Aggregate Loan Balance                                           179,225,049.57
                       Group III Ending Aggregate Loan Balance                                              178,101,551.87

Sec. 7.09(vii)         Overcollateralization
                       Total Overcollateralization Amount                                                             0.00
                       Total Required Overcollateralization Amount                                                    0.00

Sec. 7.09(viii)        Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)          Substitution Amounts
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00
                       Group III                                                                                      0.00

Sec. 7.09(ix)          Loan Purchase Price Amounts
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00
                       Group III                                                                                      0.00

Sec. 7.09(x)           Weighted Average Net Coupon Rate
                       Group I                                                                                    8.3331 %
                       Group II                                                                                   7.9739 %
                       Group III                                                                                  7.9989 %

Sec. 7.09(xi)          Monthly Remittance Amount
                       Group I                                                                                2,658,780.60
                       Group II                                                                               2,943,774.33
                       Group III                                                                              2,318,494.79

Sec. 7.09(xi)          Weighted Average Gross Margin
                       Group II Loans                                                                             8.2872 %
                       Group III Loans                                                                            8.3652 %
Sec. 7.09(xiv)         Largest Loan Balance
                       Group I                                                                                  590,429.43
                       Group II                                                                                 354,164.16
                       Group III                                                                                627,513.46

Sec. 7.09(xv)          Basic Principal Amount
                       Group I                                                                                  981,678.09
                       Group II                                                                               1,751,897.90
                       Group III                                                                              1,123,497.70

Sec. 7.09(xvi)         Net Wac Cap Carryover Paid
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00
                       Group III                                                                                      0.00
                       Subordinate                                                                                    0.00

Sec. 7.09(xvi)         Remaining Net Wac Cap Carryover
                       Group I                                                                                        0.00
                       Group II                                                                                       0.00
                       Group III                                                                                      0.00
                       Subordinate                                                                                    0.00

Sec. 7.09(xviii)       Net Wac Cap
                       Group I Net WAC Cap                                                                          6.62 %
                       Group II Net WAC Cap                                                                         7.02 %
                       Group III Net WAC Cap                                                                        7.05 %
                       Subordinate Net WAC Cap                                                                      7.03 %

Sec. 7.09(xix)         Applied Realized Loss Amounts
                       Subordinate Certificates
                       Class M-1                                                                                      0.00
                       Class M-2                                                                                      0.00
                       Class M-3                                                                                      0.00
                       Class B                                                                                        0.00

Sec. 7.09(xx)          Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                              Group 1
                                                                        Principal
                              Period                Number                Balance              Percentage
                             30-59 days                     23             1,506,726.76                  0.63 %
                             60-89 days                      1                53,185.22                  0.02 %
                             90+days                         0                     0.00                  0.00 %
                             Total                      24                 1,559,911.98                  0.65 %
                              Group 2
                                                                        Principal
                              Period                Number                Balance              Percentage
                             30-59 days                     16             1,208,975.01                  0.68 %
                             60-89 days                      2               165,172.31                  0.09 %
                             90+days                         0                     0.00                  0.00 %
                             Total                      18                 1,374,147.32                  0.77 %
                              Group 3
                                                                        Principal
                              Period                Number                Balance              Percentage
                             30-59 days                      8             1,036,050.65                  0.58 %
                             60-89 days                      0                     0.00                  0.00 %
                             90+days                         0                     0.00                  0.00 %
                              Total                          8             1,036,050.65                  0.58 %

                              Group Totals
                                                                        Principal
                              Period                Number                Balance              Percentage
                             30-59 days                     47             3,751,752.42                  0.63 %
                             60-89 days                      3               218,357.53                  0.04 %
                             90+days                         0                     0.00                  0.00 %
                              Total                         50             3,970,109.95                  0.67 %

Sec. 7.09(b)(ii)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %
                                Group 2
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %
                                Group 3
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %
                               Group Totals
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %

Sec. 7.09(b)(iii)      Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           5              226,346.35                  0.09 %
                                 Group 2
                                                      Principal
                                 Number               Balance                Percentage
                                           5              666,631.95                  0.38 %
                                 Group 3
                                                      Principal
                                 Number               Balance                Percentage
                                           7              826,030.01                  0.46 %
                                Group Totals
                                                      Principal
                                 Number               Balance                Percentage
                                          17            1,719,008.31                  0.29 %

Sec. 7.09(b)(iii)      Balloon Loans
                       Number of Balloon Loans                                                                              117.00
                       Balance of Balloon Loans                                                                       8,059,911.64

Sec. 7.09(b)(iv)       Number and Aggregate Principal Amounts of REO Loans
                                              Group 1
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                              Group 2
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                              Group 3
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Sec. 7.09(b)(v)        Book Value of REO Loans
                       Group I                                                                                                0.00
                       Group II                                                                                               0.00
                       Group III                                                                                              0.00

Sec. 7.09(b)(vi)       Realized Losses
                       Group I:
                       Monthly Realized Losses                                                                                0.00
                       Cumulative Realized Losses                                                                             0.00
                       Group II:
                       Monthly Realized Losses                                                                                0.00
                       Cumulative Realized Losses                                                                             0.00
                       Group III:
                       Monthly Realized Losses                                                                                0.00
                       Cumulative Realized Losses                                                                             0.00

Sec. 7.09(b)(vii)      Net Liquidation Proceeds
                       Group I                                                                                                0.00
                       Group II                                                                                               0.00
                       Group III                                                                                              0.00

Sec. 7.09(b)(viii)     60+ Delinquency Percentage (Rolling Three Month)                                                   0.0366 %

Sec. 7.09(b)(ix)       Cumulative Loss Percentage                                                                           0.00 %
                       Cumulative Realized Losses Since Cut-Off Date                                                          0.00
                       Aggregate Loan Balance as of the Cut-Off Date                                                600,001,927.13

Sec. 7.09(b)(x)        Has a Trigger Event Occurred?                                                                            NO

                       1-Month LIBOR for Current Distribution Date                                                       1.30875 %


                             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
